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Exhibit 10.1

Execution Copy

THIRD AMENDMENT
dated as of April 16, 2004
between
HUNTSMAN RECEIVABLES FINANCE LLC,
as Company
HUNTSMAN (EUROPE), BVBA,
as Master Servicer
JPMORGAN CHASE BANK,
as Funding Agent
and
J.P. MORGAN BANK (IRELAND) plc,
as Trustee
to
SERIES 2000-1 SUPPLEMENT
Dated as of December 21, 2000

        THIS THIRD AMENDMENT, dated as of April 16, 2004 (the "Amendment") between Huntsman Receivables Finance LLC (the "Company"), a Delaware limited liability company, Huntsman (Europe) BVBA (the "Master Servicer"), and J.P. MORGAN BANK (IRELAND) plc, successor-in-interest to Chase Manhattan Bank (Ireland) plc, as trustee (the "Trustee") modifies the Series 2000-1 Supplement dated as of December 21, 2000, as amended by the Amendment dated as of December 18, 2001 and as further amended by the Second Amendment dated as of October 21, 2002 (the "Supplement"), which supplements the Amended and Restated Pooling Agreement, dated as of June 26, 2001, as amended by the First Amendment to the Amended and Restated Pooling Agreement dated October 21, 2002 (the "Pooling Agreement" and, together with the Supplement, the "Agreement") between the Company, the Master Servicer and the Trustee.

        WHEREAS, the parties hereto (the "Parties") wish to amend the Supplement;

        WHEREAS, Section 10.01 of the Pooling Agreement permits the amendment of the Supplement upon the terms and conditions specified therein;

        WHEREAS, Section 11.07(b) of the Supplement permits the amendment of the Supplement with the written consent of the Funding Agent and all the Series 2000-1 Purchasers to add any other provisions to or change in any manner or eliminate any of the provisions of the Supplement;

        NOW, THEREFORE, the Parties agree that the Supplement is hereby amended effective as of the date hereof and the Parties agree hereto as follows:

        Section 1.    Definitions.    Capitalized terms used but not defined herein shall have the meaning assigned to such term in Annex X to the Pooling Agreement or in the Supplement. In the event of any inconsistency between the definitions in the Supplement and in Annex X to the Pooling Agreement, the Supplement as amended will govern.

        Section 2.    Amendment.

          (a)   The definition of "Administrative Agent" as contained in the Supplement is hereby deleted in its entirety and replaced by the following:

      "Administrative Agent" shall mean any administrative agent on behalf of any Series 2000-1 Purchaser and its successor and assigns in such capacity."

          (b)   The definition of "PARCO" is hereby deleted in its entirety and replaced by the following:

      ""PARCO" shall mean, as applicable (a) Park Avenue Receivables Company, LLC, a Delaware limited liability company, and any successor thereto, or (b) any other Series 2000-1 Acquiring Purchaser who becomes party to the Supplement at any time pursuant to a Transfer Supplement, provided that at the time such Transfer Supplement becomes effective all references to PARCO in any of the Transaction Documents as amended and supplemented from time to time, including all defined terms therein, shall be references to such Series 2000-1 Acquiring Purchaser."

          (c)   The definition of "Series 2000-1 Dilution Reserve Ratio" is hereby deleted in its entirety and shall be replaced with the following:

      ""Series 2000-1 Dilution Reserve Ratio" shall mean, as of any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

DRR = [(c * d) + [(e - d) * (e / d)]] * f
where:
DRR = Series 2000-1 Dilution Reserve Ratio;
c =	(i)	2.0 if the Servicer Guarantor's senior secured rating by S&P is equal to or greater than "BB-" or the senior implied rating by Moody's is equal to or greater than "Ba3";
(ii)
2.25 if the Servicer Guarantor's senior secured rating by S&P is equal to or greater than "B" but less than "BB-" or the senior implied rating by Moody's is equal to or greater than "B2" but less than "Ba3";
	(iii)	2.5 if the Servicer Guarantor's senior secured rating by S&P is "B-" or below and the senior implied rating by Moody's is "B3" or below.
d =	the twelve-month rolling average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date;
e =	the highest Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and
f =	the Dilution Period."

          (d)   The definition of "Series 2000-1 Loss Reserve Ratio" is hereby deleted in its entirety and shall be replaced with the following:

      ""Series 2000-1 Loss Reserve Ratio" shall mean, on any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

LRR = [(a * b)/c] * d * e
where:
LRR = Series 2000-1 Loss Reserve Ratio;
a =
the aggregate Principal Amount of Receivables contributed by the Contributor to the Company (and in which a Participation and a security interest has been granted by the Company to the Trust) during the three Settlement Periods immediately preceding such earlier Settlement Report Date;
b =	the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;
c =	the Aggregate Receivables Amount as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date;
d =	(i) 2.0 if the Servicer Guarantor's senior secured rating by S&P is equal to or greater than "BB-" or the senior implied rating by Moody's is greater than or equal to "Ba3";
(ii)
2.25 if the Servicer Guarantor's senior secured rating by S&P is equal to or greater than "B" but less than "BB-" or the senior implied rating by Moody's is equal to or greater than "B2" but less than "Ba3";
(iii) 2.5 if the Servicer Guarantor's senior secured rating by S&P is "B-" or below and the senior implied rating by Moody's is "B3" or below.
e =	Payment Terms Factor."

          (e)   The definition of "Series 2000-1 Minimum Ratio" is deleted in its entirety and replaced by the following:

      ""Series 2000-1 Minimum Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Series 2000-1 VFC Certificate as follows:

MR = (a * b) + c
where:
MR = Series 2000-1 Minimum Ratio;
a =	the average of the Dilution Ratio during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;
b =	the Dilution Period; and
c =	with respect to Series 2000-1 VFC Certificate, 12.5%."

          (f)    For the sole purpose of the defined term "Series 2000-1 Purchase Price" as defined in the Third Amendment to the Asset Purchase Agreement, dated as of April 16, 2004, the definition of "Series 2000-1 Purchaser Invested Amount" is hereby amended by deleting the words "minus (d)" through the end of the sentence ending with the words "Series 2000-1 Supplement".

          (g)   Section 2.03(a) of the Supplement is hereby amended by deleting the words "to the Funding Agent for payment" from the last sentence thereof.

          (h)   Section 2.05(d) of the Supplement is hereby amended by deleting the words "to the Funding Agent for payment" from the third and fourth sentence thereof.

          (i)    Section 3A.05(a)(ii) of the Supplement is hereby amended by deleting the words "to the Funding Agent" from the first sentence thereof and replacing them with "to the Series 2000-1 Purchaser".

          (j)    Section 11.17 of the Supplement is hereby deleted in its entirety.

        Section 3.    Agreement.    The parties hereto agree that (a) notwithstanding anything to the contrary set forth in the Pooling Agreement, the Series 2000-1 Scheduled Commitment Termination Date shall mean April 16, 2007, as may be extended for an additional 364 days from time to time in writing by the Series 2000-1 Purchaser, the Funding Agent and the Series 2000-1 APA Banks, (b) for the avoidance of doubt, in the event the Company requests a Series 2000-1 Commitment Termination Date prior to such Series 2000-1 Scheduled Commitment Date at least 30 days prior to such date, no prepayment penalty, exit fee or other charge shall be due or payable to the Series 2000-1 Purchaser, the Funding Agent or the Series 2000-1 APA Bank, and (c) notwithstanding anything to the contrary in the Pooling Agreement, Manager shall mean for the purposes of the Supplement any manager on behalf of any Series 2000-1 Purchaser, and its successors and assigns in such capacity.

        Section 4.    Ratification of Supplement.    The Supplement, as amended hereby, is in all respects ratified and confirmed.

        Section 5.    Waiver of Notice by Funding Agent.    The Funding Agent hereby waives any prior notice and any notice period that may be required in connection with the execution of this Amendment by the Pooling Agreement or the Supplement.

        Section 6.    Waiver of Notice by All Parties.    Each of the Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

        Section 7.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES.

        Section 8.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

        Section 9.    Headings.    The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Supplement and shall not affect the construction or interpretation of this Amendment or Supplement or any provisions hereof or thereof.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

HUNTSMAN RECEIVABLES FINANCE LLC, as Company
By:	/s/ SEAN DOUGLAS
	Name:	Sean Douglas
	Title:	Vice President

HUNTSMAN (EUROPE) BVBA, as Master Servicer
By:	/s/ PATRICK VERRAES
	Name:	Patrick Verraes
Title:

JPMORGAN BANK (IRELAND) plc, not in its individual capacity but solely as Trustee
By:	/s/ PETER RUPERT LIGHTE
	Name:	Peter Rupert Lighte
	Title:	Director

CONSENTED AND ACKNOWLEDGED:

JPMORGAN CHASE BANK,
as Funding Agent

By:	/s/ CHRISTOPHER LEW
	Name:	Christopher Lew
	Title:	Assistant Vice President

PARK AVENUE RECEIVABLES COMPANY, LLC

By:	/s/ ANDREW L. STIDD
	Name:	Andrew L. Stidd
	Title:	President

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THIRD AMENDMENT dated as of April 16, 2004 between HUNTSMAN RECEIVABLES FINANCE LLC, as Company HUNTSMAN (EUROPE), BVBA, as Master Servicer JPMORGAN CHASE BANK, as Funding Agent and J.P. MORGAN BANK (IRELAND) plc, as Trustee to SERIES 2000-1 SUPPLEMENT Dated as of December 21, 2000